UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): February 19, 2021

ZILLOW GROUP, INC.
(Exact name of registrant as specified in its charter)

Washington	001-36853	47-1645716
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1301 Second Avenue, Floor 31, Seattle, Washington		98101
(Address of principal executive offices)		(Zip Code)
(206) 470-7000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.0001 per share	ZG	The Nasdaq Global Select Market
Class C Capital Stock, par value $0.0001 per share	Z	The Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company     ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On February 19, 2021, the board of directors (the “Board”) of Zillow Group, Inc. (the “Company”) appointed Jeremy Wacksman, previously President of Zillow, as the Company’s Chief Operating Officer, effective immediately.
Mr. Wacksman (age 44) had served as President of Zillow since December 2019. Since joining the Company in 2009, Mr. Wacksman has held a number of leadership positions including President, Zillow Brand and Co-Head of Zillow Offers from June 2018 to December 2019, Chief Marketing Officer from July 2016 to June 2018, Chief Marketing Officer of Zillow from August 2015 to July 2016 and Vice President of Marketing and Product Management from 2009 to August 2015. Prior to joining the Company, Mr. Wacksman led marketing and product management efforts for Xbox Live at Microsoft Corporation. Mr. Wacksman earned his B.S. in engineering from Purdue University and an M.B.A. from Northwestern University (Kellogg).
In connection with Mr. Wacksman’s appointment as Chief Operating Officer, the Compensation Committee of the Board approved an increase in his annual base salary to $660,825.00, effective as of February 9, 2021, and approved a restricted stock unit, or RSU, grant for 53,077 shares of Class C capital stock, which Mr. Wacksman may elect to receive in the form of stock options, or a combination of stock options and RSUs, pursuant to the Company’s equity choice program.

Item 8.01	Other Events.
On February 19, 2021, the Board also appointed Susan Daimler, previously Senior Vice President, Premier Agent, as President of Zillow, effective immediately. Ms. Daimler had served as Senior Vice President, Premier Agent since 2018. Prior to that, Ms. Daimler served as General Manager of StreetEasy. Ms. Daimler joined the Company in 2012 in connection with the Company’s acquisition of Buyfolio, a co-shopping platform she co-founded. Ms. Daimler earned her B.A. in English from Johns Hopkins University.
A copy of the press release announcing these matters is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits.

Exhibit Number	Description

99.1	Press Release dated February 22, 2021 entitled “Zillow Announces Leadership Promotions to Increase Focus on End-to-End Customer Experience” issued by Zillow Group, Inc. on February 22, 2021.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 22, 2021	ZILLOW GROUP, INC.

	By:	/s/ JENNIFER ROCK
	Name:	Jennifer Rock
	Title:	Chief Accounting Officer